UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2005

SHOPSMITH, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-9318	31-0811466

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6530 Poe Avenue, Dayton, Ohio	45414

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (937) 898-6070

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 10, 2005 Shopsmith, Inc. (the “Company”) determined that it was not in compliance with the Debt Service Coverage financial covenant as set forth in the Loan Agreement dated December 31, 2002 between the Company and The Provident Bank (the “Lender”), as amended (the “Loan Agreement”).

The Loan Agreement provides, among other terms, that the Company shall:

“Maintain the following financial covenants: ... From October 1, 2004 through June 30, 2005 of Borrower’s fiscal year, a Debt Service Coverage Ratio of 1.10 to 1.00 shall be maintained by Borrower, tested quarterly. Debt Service Coverage is defined as EBITDA — cash taxes, dividends, or Sub-S distributions divided by cash interest expense + quarterly CMLTD. EBITDA means Earnings [B]efore [I]nterest, [T]axes, [D]epreciation and [A]mortization. CMLTD means Current Maturities of Long Term Debt.”

For the quarter ended January 1, 2005, the Debt Service Coverage Ratio was 0.82 to 1.00. As a result of this default, the Lender may, among other actions, declare all or any part of the borrowings by the Company under the Loan Agreement immediately due and payable. As of January 10, 2005, principal and interest in the amount of $536,573 was outstanding under the Loan Agreement.

The Company has notified the Lender of the default and intends to seek a waiver. Failure to obtain the waiver could materially affect the Company’s financial position, liquidity, and operations.

See FORWARD-LOOKING STATEMENTS appearing below in this Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

See Exhibit Index.

FORWARD-LOOKING STATEMENTS.

This Report contains certain forward-looking statements within the meaning of Section 21E of the Securities Act of 1934, as amended, including, without limitation, statements containing the words “may,” “intends to,” “could,” and words of similar import. Because forward-looking statements are based on a number of beliefs, estimates and assumptions that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOPSMITH, INC.
Date: January 14, 2005	By:	/s/ Mark A. May
Mark A. May, Vice President of Finance